                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       February 1, 2002
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                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)







           DELAWARE                    1-12981                 14-1682544
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)





37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania    19301
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              (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code   610-647-2121
                                                   --------------

                                  AMETEK, Inc.



Item 5. Other Events.

         On January 29, 2002, AMETEK, Inc. issued a press release to announce its full-year and fourth quarter results. A copy of such press release is attached as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.


Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

              Exhibit Number              Description
                  99 (a)            Copy of press release issued by AMETEK,
                                    Inc. on January 29, 2002.

                                  AMETEK, Inc.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                            AMETEK, Inc.
                                                --------------------------------
                                                           (Registrant)




                                            By  /s/ Robert R. Mandos, Jr.
                                                --------------------------------
                                                   Robert R. Mandos, Jr.
                                                   Vice President & Comptroller
                                                  (Principal Accounting Officer)



February 1, 2002

                                  AMETEK, Inc.


                                  EXHIBIT INDEX


      Exhibit Number                Description
            99 (a)            Copy of press release issued by AMETEK, Inc. on
                              January 29, 2002.